SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Rutland Square Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

PAS CORE INCOME FUND OF FUNDSSM
PAS INCOME OPPORTUNITIES FUND OF FUNDSSM
PAS INTERNATIONAL FIDELITY FUND OF FUNDSSM
PAS INTERNATIONAL FUND OF FUNDS®
PAS SMALL CAP FUND OF FUNDS®
PAS U.S. OPPORTUNITY FIDELITY FUND OF FUNDSSM
PAS U.S. OPPORTUNITY FUND OF FUNDSSM
FUNDS OF
FIDELITY RUTLAND SQUARE TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3455

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of PAS Core Income Fund of FundsSM , PAS Income Opportunities Fund of FundsSM , PAS International Fidelity Fund of FundsSM , PAS International Fund of Funds®, PAS Small Cap Fund of Funds®, PAS U.S. Opportunity Fidelity Fund of FundsSM , and PAS U.S. Opportunity Fund of FundsSM  (the funds), will be held at an office of Fidelity Rutland Square Trust (the trust), 245 Summer Street, Boston, Massachusetts 02210 on March 6, 2008, at 8:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on January 7, 2008 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
STEPHEN D. FISHER Secretary

January 7, 2008

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY RUTLAND SQUARE TRUST:
PAS CORE INCOME FUND OF FUNDS
PAS INCOME OPPORTUNITIES FUND OF FUNDS
PAS INTERNATIONAL FIDELITY FUND OF FUNDS
PAS INTERNATIONAL FUND OF FUNDS
PAS SMALL CAP FUND OF FUNDS
PAS U.S. OPPORTUNITY FIDELITY FUND OF FUNDS
PAS U.S. OPPORTUNITY FUND OF FUNDS

TO BE HELD ON MARCH 6, 2008

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust (the trust) to be used at the Special Meeting of Shareholders of PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds, (the funds) and at any adjournments thereof (the Meeting), to be held on March 6, 2008 at 8:30 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), an affiliate of Strategic Advisers, Inc. (Strategic Advisers®), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about January 7, 2008. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
PAS Core Income Fund of Funds	$ 500	$ 500
PAS Income Opportunities Fund of Funds	$ 500	$ 500
PAS International Fidelity Fund of Funds	$ 500	$ 500
PAS International Fund of Funds	$ 500	$ 500
PAS Small Cap Fund of Funds	$ 500	$ 500
PAS U.S. Opportunity Fidelity Fund of Funds	$ 500	$ 500
PAS U.S. Opportunity Fund of Funds	$ 500	$ 500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR, each fund's administrator. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of Strategic Advisers, each fund's investment adviser, and FMR, each fund's administrator, is 245 Summer Street, Boston, Massachusetts, 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity® individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund of the trust issued and outstanding as of October 31, 2007 are indicated in the following table:

Number of Shares
PAS Core Income Fund of Funds	66,556,636
PAS Income Opportunities Fund of Funds	37,034,012
PAS International Fidelity Fund of Funds	39,490,335
PAS International Fund of Funds	43,132,943
PAS Small Cap Fund of Funds	30,497,665
PAS U.S. Opportunity Fidelity Fund of Funds	37,931,524
PAS U.S. Opportunity Fund of Funds	15,254,722

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

Strategic Advisers has advised the trust that certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or a Strategic Advisers affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on January 7, 2008 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of PAS International Fund of Funds', PAS Small Cap Fund of Funds', and PAS U.S. Opportunity's Fund of Funds' annual report for the fiscal year ended February 28, 2007 and the semiannual reports for the fiscal period ended August 31, 2007 call 1-800-544-3455 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. For a free copy of PAS International Fidelity Fund of Funds' and PAS U.S. Opportunity Fidelity Fund of Funds' semiannual report for the fiscal period ended August 31, 2007 call 1-800-544-3455 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. For PAS Core Income Fund of Funds and PAS Income Opportunities Fund of Funds, a financial report will be available once the funds have completed their first fiscal period.

VOTE REQUIRED: A plurality of all votes cast at the meeting is sufficient to approve Proposal 1. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at five. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for David L. Murphy, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Abigail P. Johnson was selected by the trust's Board of Trustees and was appointed to the Board on December 12, 2005. Strategic Advisers recommended Ms. Johnson as a nominee.

Except for Mr. Murphy, each of the nominees are currently Trustees of three trusts consisting of 15 portfolios advised by Strategic Advisers or an affiliate. Mr. Murphy does not currently serve as a Trustee of any fund advised by Strategic Advisers or an affiliate. Mr. Murphy is a first-time nominee for Trustee for the funds advised by Strategic Advisers or an affiliate. Strategic Advisers recommended Mr. Murphy as a nominee.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Roger T. Servison (62)

Year of Election or Appointment: 2005

Trustee of Fidelity Rutland Square Trust. Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments (1995-present), and oversees Fidelity Investments Life Insurance Company (FILI) and Strategic Advisers (May 2005-present). He also serves as President and a Director of Fidelity Brokerages Services (Japan), LLC (1996-present), a Director of Fidelity Investments Asia Funding Corp. (2000-present), and a Director of Strategic Advisers (1999-present). Previously, he served as President of Fidelity Investments Retail Marketing Company and Fidelity Brokerage Services, Inc. (1991-1995), President of Monarch Capital (1990-1991), Senior Vice President of Fidelity Capital (1989-1990), Senior Vice President of Fidelity's New Business Development Group (1987-1989), and Senior Vice President of Fidelity Brokerage Services (1980-1987); and he served as a Director of FBSI Investments, Inc. (1993-2003), FMR Brokerage Holdings, Inc. (1999-2003), and Fidelity Partners Management Corp. (1997-2003).

Abigail P. Johnson (46)

Year of Election or Appointment: 2005

Trustee of Fidelity Rutland Square Trust. Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

David L. Murphy (59)

Year of Election or Appointment: 2008

Mr. Murphy serves as President of Strategic Advisers (2008-present). Previously, Mr. Murphy served as Vice President of Fidelity's Money Market Funds (2002-2008) and Fixed-Income Funds (2005-2008), Senior Vice President (2000-2008) and Head (2004-2008) of the Fidelity Investments Fixed Income Division, Senior Vice President of Fidelity Investments Money Management, Inc. (2003-2008), and as Executive Vice President of FMR (2005-2008). Mr. Murphy also served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of certain Asset Allocation Funds (2003-2008), Balanced Funds (2005-2008), Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter C. Aldrich (63)

Year of Election or Appointment: 2005

Trustee of Fidelity Rutland Square Trust. From January 1997 through December 2004, Mr. Aldrich was Chairman and Managing Member of AEIGIS, LLC (foreign private investment). From 1999 through December 2004, he was Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit). From 1998 through December 2004, Mr. Aldrich was Managing Member of Poseidon, LLC (foreign private investment). Previously, he was Co-Chairman of AEW Capital Management, L.P., a real estate investment advisor (1997-1998), and a founder and Managing Partner of Aldrich, Eastman & Waltch, Inc., a real estate investment advisor (1981-1996). Mr. Aldrich serves as a Member of the Board of the National Bureau of Economic Research (1994), a Member of the Board of Zipcar, Inc. (car sharing, 2002), and a Member of the Board of the Museum of Fine Arts Boston (2003).

Ralph F. Cox (75)

Year of Election or Appointment: 2005

Trustee of Fidelity Rutland Square Trust. Mr. Ralph Cox is President of RABAR Enterprises (management consulting for the petroleum industry, 1998-present). Previously, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin. Mr. Ralph Cox and Mr. Howard Cox are not related.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of October 31, 2007, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period March 1, 2006 through October 31, 2007, the holders of Voting Common Stock and Series A Preferred Stock of FMR Corp. approved the mandatory conversion of each share of Series A Preferred Stock into a proportionate amount of Non-Voting Common Stock, cash, and an interest-bearing promissory note. The conversion did not change the number of shareholders and did not result in a change in proportionate ownership among the shareholders. FMR Corp. merged with FMR LLC on October 1, 2007.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three Interested and two Independent Trustees, met four times during the fiscal year ended February 28, 2007. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. For additional information on the audit committee of the funds' Trustees, refer to the section entitled "Standing Committee of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of November 30, 2007.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	Roger T. Servison	David L. Murphy
PAS Core Income Fund of Funds	none	none	none
PAS Income Opportunities Fund of Funds	none	none	none
PAS International Fidelity Fund of Funds	none	none	none
PAS International Fund of Funds	none	none	none
PAS Small Cap Fund of Funds	none	$10,001 - $50,000	none
PAS U.S. Opportunity Fidelity Fund of Funds	none	none	none
PAS U.S. Opportunity Fund of Funds	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Peter C. Aldrich	Ralph F. Cox
PAS Core Income Fund of Funds	none	none
PAS Income Opportunities Fund of Funds	none	none
PAS International Fidelity Fund of Funds	none	none
PAS International Fund of Funds	none	none
PAS Small Cap Fund of Funds	none	$50,001 - $100,000
PAS U.S. Opportunity Fidelity Fund of Funds	none	none
PAS U.S. Opportunity Fund of Funds	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended February 28, 2007, or calendar year ended December 31, 2007, as applicable.

Compensation Table[1]
TRUSTEE	TOTAL COMPENSATION FROM THE TRUST	TOTAL COMPENSATION FROM THE FUND COMPLEXA
Peter C. Aldrich	$ 30,000	$ 80,000
Ralph F. Cox	$ 30,000	$ 80,000
Howard E. Cox, Jr.[2]	$ 0	$ 80,000
Karen Kaplan[2]	$ 0	$ 70,000

1 Abigail P. Johnson, Roger T. Servison, and David L. Murphy are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

2 Effective December 7, 2006, Mr. Cox and Ms. Kaplan serve as Members of the Advisory Board.

A Reflects compensation received for the calendar year ended December 31, 2007 for 15 funds of 3 trusts.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Howard E. Cox, Jr. and Karen Kaplan are Members of the Advisory Board of Fidelity Rutland Square Trust. The executive officers of the funds include: Stephen D. Fisher, R. Stephen Ganis, Peter L. Lydecker, Mark Osterheld, James R. Rooney, Charles V. Senatore, and Kathleen A. Tucker. Additional information about Mr. Cox, Ms. Kaplan, and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer, Mr. Cox, and Ms. Kaplan may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation*
Howard E. Cox, Jr. (63)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Rutland Square Trust. Mr. Howard Cox is as a Partner of Greylock, a national venture capital firm, with which he has been associated since 1971. Prior to joining Greylock, Mr. Cox served in the Office of the Secretary of Defense (1968-1971). He is currently a Director of Stryker Corporation (medical products and services). He has previously served on the boards of numerous public and private companies, including: The Boston Globe, American Medical Systems (acquired by Pfizer), AMISYS (acquired by McKessonHBOC ), APPEX (acquired by EDS), Arbor (acquired by Extendicare), BMR Financial Group, Centene, Checkfree, Cogito Data Systems, Compdent (acquired by APPS), Execucom, HPR (acquired by McKessonHBOC), ISSCO (acquired by Computer Associates), Landacorp, Lunar (acquired by GE), Multimate, Rehab Systems (acquired by Novacare), Share Development (acquired by United Healthcare), United Publishers (acquired by NYNEX), VHA Long Term Care (acquired by ServiceMaster), and Vincam (acquired by ADP). Mr. Cox is a Director and former Chairman of the National Venture Capital Association. Mr. Howard Cox and Mr. Ralph Cox are not related.

Karen Kaplan (47)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Rutland Square Trust. Ms. Kaplan is President of Hill, Holliday, Connors, Cosmopulos Inc., a subsidiary of The Interpublic Group of Companies, Inc. (group of advertising and specialized marketing and communication services companies). She has been with Hill, Holliday, Connors, Cosmopulos Inc. since 1982. Ms. Kaplan is Vice President of the Massachusetts Women's Forum and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children. She serves as a Director of the Executive Committee of the Greater Boston Chamber of Commerce, a Member of the President's Council of the United Way of Massachusetts Bay, serves on the Advisory Council of the Urban Improv, and a Member of the Board of Mentors of Community Servings. Ms. Kaplan also serves as a Director of ADVO (direct mail marketing services), Tweeter Home Entertainment Group, and Delta Dental Plan of Massachusetts.

Stephen D. Fisher (45)

Year of Election or Appointment: 2007

Secretary and Chief Legal Officer of PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds. Mr. Fisher previously served as Vice President and Director of Fidfunds Mutual Limited (1998-2003) and is a Senior Vice President, Deputy General Counsel of Fidelity Investments.

Mark Osterheld (52)

Year of Election or Appointment: 2006 or 2007

President and Treasurer of PAS Core Income Fund of Funds (2007-present), PAS Income Opportunities Fund of Funds (2007-present), PAS International Fidelity Fund of Funds (2007-present), PAS International Fund of Funds (2006-present), PAS Small Cap Fund of Funds (2006-present), PAS U.S. Opportunity Fidelity Fund of Funds (2007-present), and PAS U.S. Opportunity Fund of Funds (2006-present). Mr. Osterheld is an employee of Strategic Advisers, Inc. Previously, Mr. Osterheld served as Assistant Treasurer of other Fidelity funds (2002-2007) and was an employee of FMR.

Charles V. Senatore (53)

Year of Election or Appointment: 2005, 2006, or 2007

Chief Compliance Officer of PAS Core Income Fund of Funds (2007-present), PAS Income Opportunities Fund of Funds (2007-present), PAS International Fidelity Fund of Funds (2007-present), PAS International Fund of Funds (2006-present), PAS Small Cap Fund of Funds (2005-present), PAS U.S. Opportunity Fidelity Fund of Funds (2007-present), and PAS U.S. Opportunity Fund of Funds (2006-present). He also serves as Senior Vice President and Chief Compliance Officer for the Fidelity Risk Oversight Group (2003-present). Before joining Fidelity Investments, Mr. Senatore served as Co-Head of Global Compliance (2002-2003), Head of Private Client Compliance (2000-2002), and Head of Regulatory Affairs (1999-2000) at Merrill Lynch. Mr. Senatore serves as a Member of the SIFMA Compliance and Legal Division Executive Committee (2004-present), a Member of the SIFMA Self Regulation and Supervisory Practices Committee (2004-present), and a Member of the New York Stock Exchange Compliance Advisory Committee (2000-2003; 2005-present). He previously served as a Member (2001-2003) and Chair (2003) of the NASD's District 10 Business Committee in New York.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006 or 2007

Anti-Money Laundering (AML) Officer of PAS Core Income Fund of Funds (2007-present), PAS Income Opportunities Fund of Funds (2007-present), PAS International Fidelity Fund of Funds (2007-present), PAS International Fund of Funds (2006-present), PAS Small Cap Fund of Funds (2006-present), PAS U.S. Opportunity Fidelity Fund of Funds (2007-present), and PAS U.S. Opportunity Fund of Funds (2006-present). Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Kathleen A. Tucker (48)

Year of Election or Appointment: 2005, 2006, or 2007

Chief Financial Officer of PAS Core Income Fund of Funds (2007-present), PAS Income Opportunities Fund of Funds (2007-present), PAS International Fidelity Fund of Funds (2007-present), PAS International Fund of Funds (2006-present), PAS Small Cap Fund of Funds (2005-present), PAS U.S. Opportunity Fidelity Fund of Funds (2007-present), and PAS U.S. Opportunity Fund of Funds (2006-present). She also serves as Senior Vice President of Accounting and Pricing Operations for Fidelity Pricing & Cash Management Services (1999-present). Previously, Ms. Tucker worked at PricewaterhouseCoopers LLP (1981-1999), where she was most recently a partner in the investment management practice.

Peter L. Lydecker (53)

Year of Election or Appointment: 2005, 2006, or 2007

Assistant Treasurer of PAS Core Income Fund of Funds (2007-present), PAS Income Opportunities Fund of Funds (2007-present), PAS International Fidelity Fund of Funds (2007-present), PAS International Fund of Funds (2006-present), PAS Small Cap Fund of Funds (2005-present), PAS U.S. Opportunity Fidelity Fund of Funds (2007-present), and PAS U.S. Opportunity Fund of Funds (2006-present). Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.

James R. Rooney (49)

Year of Election or Appointment: 2007

Assistant Treasurer of PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds. Mr. Rooney is an employee of Strategic Advisers and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Before joining Strategic Advisers, Mr. Rooney was a Vice President with Wellington Management Company, LLP (2001-2007).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEE OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees may establish various committees to facilitate the timely and efficient consideration of all matters of importance to the Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has one standing committee.

The Audit Committee is composed of Messrs. Aldrich and Cox (Chair). All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately with the fund's Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the fund. It is responsible for approving all audit engagement fees and terms for the fund, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Independent Standards Board Standard No. 1 (ISB No. 1). The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal auditors, and outside counsel the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service providers internal controls over financial reporting. The committee reviews at least annually a report from the outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process, will discuss with Strategic Advisers, each fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund, and will review with Strategic Advisers, the fund's Treasurer, outside auditor, and internal auditor personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will review periodically the fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each fund's compliance with its name test, if any, and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the fund, and anti-money laundering requirements. During the fiscal year ended February 28, 2007, the committee held four meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with ISB No.1, has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee or the Chair reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firm that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are not required to be pre-approved, but are reported to the Audit Committee quarterly.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with ISB No.1, regarding its independence from the funds and its related entities.

Audit Fees. For each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Audit Fees billed by PwC for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the funds are shown in the table below.

Fund	2007A	2006A
PAS Small Cap Fund of Funds	$ 21,000	$ 21,000C
PAS International Fund of Funds	$ 20,000	$ 0B
PAS U.S. Opportunity Fund of Funds	$ 17,000	$ 0B

A Aggregate amounts may reflect rounding.

B No Audit Fees were billed by PwC for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to PAS International Fund of Funds and PAS U.S. Opportunity Fund of Funds, as the funds did not commence operations until March 23, 2006 and December 29, 2006, respectively.

C PAS Small Cap Fund of Funds commenced operations on June 23, 2005.

No Audit Fees were billed by PwC for the fiscal years ended February 28, 2007 and February 28, 2006 for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, and PAS U.S. Opportunity Fidelity Fund of Funds, as the funds did not commence operations until September 27, 2007, September 27, 2007, March 8, 2007, and March 8, 2007, respectively.

Audit-Related Fees. In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the funds that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
PAS Small Cap Fund of Funds	$ 0	$ 0C
PAS International Fund of Funds	$ 0	$ 0B
PAS U.S. Opportunity Fund of Funds	$ 0	$ 0B

A Aggregate amounts may reflect rounding.

B No Audit-Related Fees were billed by PwC for services rendered for assurance and related services to PAS International Fund of Funds and PAS U.S. Opportunity Fund of Funds, as the funds did not commence operations until March 23, 2006 and December 29, 2006, respectively.

C PAS Small Cap Fund of Funds commenced operations on June 23, 2005.

No Audit-Related Fees were billed by PwC for the fiscal years ended February 28, 2007 and February 28, 2006 for services rendered for assurance and related services to PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, and PAS U.S. Opportunity Fidelity Fund of Funds, as the funds did not commence operations until September 27, 2007, September 27, 2007, March 8, 2007, and March 8, 2007, respectively.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the funds that are reasonably related to the performance of the audit or review of the funds' financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A,B	2006A,B
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to the funds' commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the funds is shown in the table below.

Fund	2007A	2006A
PAS Small Cap Fund of Funds	$ 3,700	$ 3,500C
PAS International Fund of Funds	$ 3,700	$ 0B
PAS U.S. Opportunity Fund of Funds	$ 3,700	$ 0B

A Aggregate amounts may reflect rounding.

B No Tax Fees were billed by PwC for services rendered for tax compliance, tax advice, and tax planning for PAS International Fund of Funds and PAS U.S. Opportunity Fund of Funds, as the funds did not commence operations until March 23, 2006 and December 29, 2006, respectively.

C PAS Small Cap Fund of Funds commenced operations on June 23, 2005.

No Tax Fees were billed by PwC for the fiscal years ended February 28, 2007 and February 28, 2006 for tax compliance, tax advice, and tax planning for PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, and PAS U.S. Opportunity Fidelity Fund of Funds, as the funds did not commence operations until September 27, 2007, September 27, 2007, March 8, 2007, and March 8, 2007, respectively.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the funds is shown in the table below.

Billed By	2007A,B	2006A,B
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to the funds' commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A,B,C
PAS Small Cap Fund of Funds	$ 0	$ 0
PAS International Fund of Funds	$ 0	$ 0
PAS U.S. Opportunity Fund of Funds	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Other Fees were billed by PwC for all other non-audit services rendered to PAS International Fund of Funds and PAS U.S. Opportunity Fund of Funds, as the funds did not commence operations until March 23, 2006 and December 29, 2006, respectively.

C PAS Small Cap Fund of Funds commenced operations on June 23, 2005.

No Other Fees were billed by PwC for the fiscal years ended February 28, 2007 and February 28, 2006 for all other non-audit services rendered to PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, and PAS U.S. Opportunity Fidelity Fund of Funds, as the funds did not commence operations until September 27, 2007, September 27, 2007, March 8, 2007, and March 8, 2007, respectively.

In each of the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the funds is shown in the table below.

Billed By	2007A,B	2006A,B
PwC	$ 125,000	$ 155,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to the funds' commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the funds.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended February 28, 2007 and February 28, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the funds.

For the fiscal years ended February 28, 2007 and February 28, 2006, the aggregate fees billed by PwC of $425,000A,B and $400,000A,B for non-audit services rendered on behalf of the funds, Strategic Advisers and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A,B	2006A,B
Covered Services	$ 140,000	$ 160,000
Non-Covered Services	$ 285,000	$ 240,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to the funds' commencement of operations.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem Street, Smithfield, RI 02197 (for PAS Core Income Fund of Funds and PAS Income Opportunities Fund of Funds), or Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109 (for PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity, PAS International Fund of Funds, PAS Small Cap Fund of Funds, and Strategic Advisers are registered trademarks of FMR LLC.

PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, PAS U.S. Opportunity Fund of Funds are service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.858651.100 RUTSQ-pxs-0108

Form of Proxy Card:PAS Core Income Fund of Funds, PAS Income Opportunities Fund of Funds, PAS International Fidelity Fund of Funds, PAS International Fund of Funds, PAS Small Cap Fund of Funds, PAS U.S. Opportunity Fidelity Fund of Funds, and PAS U.S. Opportunity Fund of Funds

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 145421 Cincinnati, Ohio 45250-5421

	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.

[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Roger T. Servison, Maria E. Damico, and Peter C. Aldrich, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on March 6, 2008 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	RUTLAND SQUARE TRUST

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

...........................................................................

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Peter C. Aldrich (02) Ralph F. Cox (03) Abigail P. Johnson (04) David L. Murphy (05) Roger T. Servison	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE
RUTSQ-PXC-0108

Proxy Materials

(Photograph of Edward C. Johnson 3d.)

PLEASE CAST YOUR VOTE NOW!

PAS Core Income Fund of Funds
PAS Income Opportunities Fund of Funds
PAS International Fidelity Fund of Funds
PAS International Fund of Funds
PAS Small Cap Fund of Funds
PAS U.S. Opportunity Fidelity Fund of Funds
PAS U.S. Opportunity Fund of Funds

(Collectively, the PAS Funds of Funds)

Funds of Fidelity Rutland Square Trust

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the PAS Funds of Funds mentioned above will be held on March 6, 2008. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the PAS Funds of Funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees are responsible for protecting your interests as a shareholder. The Trustees believe the proposal is in the interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3455. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are asked to vote on the following proposal:

1. To elect a Board of Trustees (the Board).

1. To Elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund investment performance, oversee fund activities, and review the performance of companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of five individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are three "interested" Trustees and two "Independent" Trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Strategic Advisers, Inc. (Strategic). Interested Trustees are compensated by Strategic, Fidelity Management & Research Co., or any of their affiliates (collectively, Strategic). Independent Trustees have no affiliation with Strategic and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Has the PAS Funds of Funds' Board approved the proposal?

Yes. The Board has unanimously approved the proposal and recommends that you vote to approve it.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is one-third of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the PAS Funds of Funds on the record date. The record date is January 7, 2008.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.2voteproxy.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3455.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

RUTSQ-pxl-0108
1.858653.100

Form of D.F. King email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME -

[Trust Name: Fund Name prints here]

CONTROL NUMBER: XXXXX (use this number to cast your vote)

TRUST NAME: FUND NAME -

[Trust Name: Fund Name prints here]

CONTROL NUMBER: XXXXX (use this number to cast your vote)

To vote through the Internet, visit http://www.2voteproxy.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-800-597-7836 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred (D.F. King Version):

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.2voteproxy.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box, on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5A	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5B	Press 1 to withhold for another nominee, Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Closing B	Your votes have been cast as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version

[ Upon login to www.2voteproxy.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click [ENROLL]

Input E

Note: Electronic Proxy Materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

2voteproxy.com is a service of:
The Colbent Corporation

Full service proxy specialists

This site is best viewed using

Internet Explorer Versions 6.0 or higher

using a display resolution of 800 X 600 or higher.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to 2voteproxy Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to 2voteproxy Confirmation Screen (Screen 3)]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: An email with confirmation of this vote will be sent to: [email address]

Text 6 - (centered)

Note: Electronic Proxy Materials may not be available for all of your securities accounts.

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

2voteproxy Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name] as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return [When shareholder clicks he/she is returned to Screen 3]

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[If shareholder selects vote another proxy he/she will return to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Proxy Voting Service]

[If shareholder selects exit internet proxy voting service he/she will return to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

2voteproxy Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name] as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]
---------------------------------------------------------------------------------
Thank you for voting.